Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, Charif Souki, Chief Executive Officer of Cheniere Energy, Inc. (the “Company”), and Don A. Turkleson, Chief Financial Officer of the Company, certify that:

(1) the Quarterly Report of Form 10-Q of the Company for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2003

/s/    Charif Souki

Charif Souki

Chief Executive Officer

/s/    Don A. Turkleson

Don A. Turkleson

Chief Financial Officer

This certification is made solely pursuant to the requirement of Section 1350 of 18 U.S.C. and is not for any other purpose.